UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

FIRST DATA CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 LIBERTY STREET 29th FLOOR NEW YORK, NEW YORK	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 735-3362

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item     2.02    Results of Operations and Financial Condition.

On February 12, 2018, First Data Corporation (FDC) issued a press release relating to FDC’s financial results for the fourth quarter of 2017. A copy of the press release is attached as Exhibit 99.1 and hereby incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of FDC under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference to such filing.

Item	9.01 Financial Statements and Exhibits.

(d)	The following is a list of the Exhibits filed or furnished with this report.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by FDC on February 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By: /s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary

Date: February 12, 2018

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